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                                                                     Exhibit 4.4

                          FIRST SUPPLEMENTAL INDENTURE


     FIRST SUPPLEMENTAL INDENTURE, dated as of August 27, 2004, among Ply Gem Industries, Inc., a Delaware corporation (the "Company"), MWM Holding, Inc., a Delaware corporation ("MWM Holding"), MW Manufacturers Corp., a Delaware corporation ("MW Manufacturers"), MW Manufacturers, Inc., a Delaware corporation ("MW"), Patriot Manufacturing, Inc., a Delaware corporation ("Patriot"), Lineal Technologies, Inc., a Delaware corporation ("Lineal"), and U.S. Bank National Association, as trustee (the "Trustee").

     WHEREAS, the Company, its parent, Ply Gem Holdings, Inc., a Delaware corporation ("Holdings"), its domestic subsidiaries, Great Lakes Window, Inc., an Ohio corporation, Kroy Building Products, Inc., a Delaware corporation, Napco, Inc., a Delaware corporation, Napco Window Systems, Inc., a Delaware corporation, Thermal-Gard, Inc., a Pennsylvania corporation, Variform, Inc., a Missouri corporation, and the Trustee entered into an indenture dated as of February 12, 2004 (the "Indenture") to provide for the issuance of the Company's 9% Senior Subordinated Notes due 2012;

     WHEREAS, on the date hereof, the Company has acquired all of the issued and outstanding stock of MWM Holding and has become the indirect owner of all the issued and outstanding stock of MW Manufacturers, MW, Patriot and Lineal, all wholly-owned domestic subsidiaries of MWM Holding;

     WHEREAS, pursuant to Section 4.16 of the Indenture, MWM Holding, MW Manufacturers, MW, Patriot and Lineal, as new Restricted Subsidiaries, are required to enter into this Supplemental Indenture (the "Supplemental Indenture") as Guarantors;

     WHEREAS, the Company, MWM Holding, MW Manufacturers, MW, Patriot and Lineal and the Trustee are authorized to enter into this Supplemental Indenture;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained in this Supplemental Indenture and for other good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, the Company, MWM Holding, MW Manufacturers, MW, Patriot and Lineal and the Trustee hereby agree for the equal and the ratable benefit of all Holders of the Notes as follows:

                                   ARTICLE I

                                   DEFINITIONS

     1.1 Definitions. For purposes of this Supplemental Indenture, the terms defined in the recitals shall have the meanings therein specified; any terms defined in the Indenture and not defined herein shall have the same meanings herein as therein defined; and references to Articles or Sections shall, unless the context indicates otherwise, be references to Articles or Sections of the Indenture.

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                                   ARTICLE II

                    GUARANTEES OF NOTES AND OTHER PROVISIONS

     2.1 MWM Holding Guarantee.

         (a) MWM Holding hereby, jointly and severally with the other Guarantors, unconditionally and irrevocably guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Issuers or any other Guarantors to the Holders or the Trustee hereunder or thereunder: (a) (x) the due and punctual payment of the principal of, premium, if any, and interest on the Notes when and as the same shall become due and payable, whether at maturity, upon redemption or repurchase, by acceleration or otherwise, (y) the due and punctual payment of interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Notes and (z) the due and punctual payment and performance of all other obligations of the Issuers and all other obligations of the other Guarantors (including under the Note Guarantees), in each case, to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee under Section 7.07 of the Indenture), all in accordance with the terms hereof and thereof (collectively, the "Guarantee Obligations"); and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the due and punctual payment and performance of Guarantee Obligations in accordance with the terms of the extension or renewal, whether at maturity, upon redemption or repurchase, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Issuers to the Holders under the Indenture or under the Notes, for whatever reason, MWM Holding shall be obligated to pay, or to perform or cause the performance of, the same immediately. A Default under the Indenture or the Notes shall constitute an event of default under the Note Guarantees, and shall entitle the Holders of Notes to accelerate the obligations of MWM Holding thereunder in the same manner and to the same extent as the obligations of the Issuers.

         (b) MWM Holding, the Trustee and each Holder by its acceptance of a Note hereby agrees that the Note Guarantee of MWM Holding provided hereunder shall be subject to all terms, provisions and conditions in the Indenture that relate to a Note Guarantee (including, without limitation, Article 11 of the Indenture). MWM Holding further agrees to be bound by, and to comply with, all provisions of the Indenture and Note Guarantee that are applicable to a Guarantor that is a Restricted Subsidiary.

     2.2 MW Manufacturers Guarantee.


         (a) MW Manufacturers hereby, jointly and severally with the other Guarantors, unconditionally and irrevocably guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Issuers or any other Guarantors to the Holders or the Trustee hereunder


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or thereunder: (a) (x) the due and punctual payment of the principal of, premium, if any, and interest on the Notes when and as the same shall become due and payable, whether at maturity, upon redemption or repurchase, by acceleration or otherwise, (y) the due and punctual payment of interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Notes and (z) the due and punctual payment and performance of all Guarantee Obligations in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the due and punctual payment and performance of Guarantee Obligations in accordance with the terms of the extension or renewal, whether at maturity, upon redemption or repurchase, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Issuers to the Holders under the Indenture or under the Notes, for whatever reason, MW Manufacturers shall be obligated to pay, or to perform or cause the performance of, the same immediately. A Default under the Indenture or the Notes shall constitute an event of default under the Note Guarantees, and shall entitle the Holders of Notes to accelerate the obligations of MW Manufacturers thereunder in the same manner and to the same extent as the obligations of the Issuers.

         (b) MW Manufacturers, the Trustee and each Holder by its acceptance of a Note hereby agrees that the Note Guarantee of MW Manufacturers provided hereunder shall be subject to all terms, provisions and conditions in the Indenture that relate to a Note Guarantee (including, without limitation, Article 11 of the Indenture). MW Manufacturers further agrees to be bound by, and to comply with, all provisions of the Indenture and Note Guarantee that are applicable to a Guarantor that is a Restricted Subsidiary.

     2.3 MW Guarantee.

         (a) MW hereby, jointly and severally with the other Guarantors, unconditionally and irrevocably guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Issuers or any other Guarantors to the Holders or the Trustee hereunder or thereunder: (a) (x) the due and punctual payment of the principal of, premium, if any, and interest on the Notes when and as the same shall become due and payable, whether at maturity, upon redemption or repurchase, by acceleration or otherwise, (y) the due and punctual payment of interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Notes and (z) the due and punctual payment and performance of all Guarantee Obligations in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the due and punctual payment and performance of Guarantee Obligations in accordance with the terms of the extension or renewal, whether at maturity, upon redemption or repurchase, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Issuers to the Holders under the Indenture or under the Notes, for whatever reason, MW shall be obligated to pay, or to perform or cause the performance of, the same immediately. A Default under the Indenture or the Notes shall constitute an event of default under the


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Note Guarantees, and shall entitle the Holders of Notes to accelerate the obligations of MW thereunder in the same manner and to the same extent as the obligations of the Issuers.

         (b) MW, the Trustee and each Holder by its acceptance of a Note hereby agrees that the Note Guarantee of MW provided hereunder shall be subject to all terms, provisions and conditions in the Indenture that relate to a Note Guarantee (including, without limitation, Article 11 of the Indenture). MW further agrees to be bound by, and to comply with, all provisions of the Indenture and Note Guarantee that are applicable to a Guarantor that is a Restricted Subsidiary.

     2.4 Patriot Guarantee.

         (a) Patriot hereby, jointly and severally with the other Guarantors, unconditionally and irrevocably guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Issuers or any other Guarantors to the Holders or the Trustee hereunder or thereunder: (a) (x) the due and punctual payment of the principal of, premium, if any, and interest on the Notes when and as the same shall become due and payable, whether at maturity, upon redemption or repurchase, by acceleration or otherwise, (y) the due and punctual payment of interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Notes and (z) the due and punctual payment and performance of all Guarantee Obligations in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the due and punctual payment and performance of Guarantee Obligations in accordance with the terms of the extension or renewal, whether at maturity, upon redemption or repurchase, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Issuers to the Holders under the Indenture or under the Notes, for whatever reason, Patriot shall be obligated to pay, or to perform or cause the performance of, the same immediately. A Default under the Indenture or the Notes shall constitute an event of default under the Note Guarantees, and shall entitle the Holders of Notes to accelerate the obligations of Patriot thereunder in the same manner and to the same extent as the obligations of the Issuers.

         (b) Patriot, the Trustee and each Holder by its acceptance of a Note hereby agrees that the Note Guarantee of Patriot provided hereunder shall be subject to all terms, provisions and conditions in the Indenture that relate to a Note Guarantee (including, without limitation, Article 11 of the Indenture). Patriot further agrees to be bound by, and to comply with, all provisions of the Indenture and Note Guarantee that are applicable to a Guarantor that is a Restricted Subsidiary.

     2.5 Lineal Guarantee.

         (a) Lineal hereby, jointly and severally with the other Guarantors, unconditionally and irrevocably guarantees to each Holder of a Note


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authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Issuers or any other Guarantors to the Holders or the Trustee hereunder or thereunder: (a) (x) the due and punctual payment of the principal of, premium, if any, and interest on the Notes when and as the same shall become due and payable, whether at maturity, upon redemption or repurchase, by acceleration or otherwise, (y) the due and punctual payment of interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Notes and (z) the due and punctual payment and performance of all Guarantee Obligations in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the due and punctual payment and performance of Guarantee Obligations in accordance with the terms of the extension or renewal, whether at maturity, upon redemption or repurchase, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Issuers to the Holders under the Indenture or under the Notes, for whatever reason, Lineal shall be obligated to pay, or to perform or cause the performance of, the same immediately. A Default under the Indenture or the Notes shall constitute an event of default under the Note Guarantees, and shall entitle the Holders of Notes to accelerate the obligations of Lineal thereunder in the same manner and to the same extent as the obligations of the Issuers.

         (b) Lineal, the Trustee and each Holder by its acceptance of a Note hereby agrees that the Note Guarantee of Lineal provided hereunder shall be subject to all terms, provisions and conditions in the Indenture that relate to a Note Guarantee (including, without limitation, Article 11 of the Indenture). Lineal further agrees to be bound by, and to comply with, all provisions of the Indenture and Note Guarantee that are applicable to a Guarantor that is a Restricted Subsidiary.

     2.6 Execution and Delivery of Note Guarantees. The delivery of any Note by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of the Note Guarantees on behalf of MWM Holding, MW Manufacturers, MW, Patriot or Lineal.

     2.7 Additional Notes. For avoidance of doubt, it is understood that on the first Interest Payment Date for any Additional Notes, the interest payable in respect of each $1,000.00 principal amount of such Additional Notes may, as determined by the Issuer at the time of issuance of such Additional Notes, be less than the interest payable in respect of each $1,000.00 principal amount of the other outstanding Notes.

     2.8 No Personal Liability. No stockholder, officer, director, employee or incorporator, past, present or future, of MWM Holding, MW Manufacturers, MW, Patriot or Lineal, as such, shall have any personal liability under the Note Guarantees of MWM Holding, MW Manufacturers, MW, Patriot or Lineal by reason of his, her or its status as such stockholder, officer, director, employee or incorporator.


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                                  ARTICLE III

                                  MISCELLANEOUS

     3.1 Effect of the Supplemental Indenture. This Supplemental Indenture supplements the Indenture and shall be a part and subject to all the terms thereof. Except as supplemented hereby, the Indenture and the Notes issued thereunder shall continue in full force and effect.

     3.2 Counterparts. This Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     3.3 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed on this 27th day of August, 2004.



                                      PLY GEM INDUSTRIES, INC.


                                      By:   /s/ Lee D. Meyer
                                         -----------------------------------
                                           Lee D. Meyer
                                           President and Chief Executive Officer




                                      MWM HOLDING, INC.


                                      By:    /s/ Lee D. Meyer
                                         -----------------------------------
                                           Lee D. Meyer
                                           Vice President




                                      MWM MANUFACTURERS, CORP.


                                      By:    /s/ Lee D. Meyer
                                         -----------------------------------
                                           Lee D. Meyer
                                           Vice President




                                      MW MANUFACTURERS, INC.


                                      By:    /s/ Lee D. Meyer
                                         -----------------------------------
                                           Lee D. Meyer
                                           Vice President

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                                      PATRIOT MANUFACTURING, INC.


                                      By:    /s/ Lee D. Meyer
                                         -----------------------------------
                                           Lee D. Meyer
                                           Vice President



                                      LINEAL TECHNOLOGIES, INC.


                                      By:    /s/ Lee D. Meyer
                                         -----------------------------------
                                           Lee D. Meyer
                                           Vice President


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                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as Trustee


                                      By:    /s/ Richard Prokosch
                                         -------------------------------------
                                         Name: Richard Prokosch
                                         Title:  Vice President

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